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                                                                EXHIBIT 10.2

                                                                January 31, 1997

AEA Tanning Investors Inc.
c/o AEA Investors Inc.
Park Avenue Tower
65 East 55th Street
New York, New York, 10022

Dear Sirs:

     This letter agreement supplements and amends the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of December 24, 1996, among Tanning
      ------------------------
Technology Group, L.L.C., Courtney Rose Corporation, WinSoft Corporation, Hippeli Enterprises Inc., Stephen Brobst, Larry Tanning, Bipin Agarwal, Toni Hippeli and AEA Tanning Investors Inc. ("AEA"). Except as set forth herein, all
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terms used but not defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

1.  Initial Purchase.
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     Pursuant to Exhibit 4 of the Stock Purchase Agreement, on the terms and conditions contained in the Stock Purchase Agreement, at the Closing, AEA (and/or its designee) will pay to New Tanning $9,076,910, and New Tanning will issue and sell to AEA (and/or its designee) 92,730.716 shares of Class B Common Stock of New Tanning (the "Initial AEA Shares").
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2.  Subsequent Purchases.
    --------------------

     At or prior to the four month anniversary of the Closing Date, AEA (and/or its designee) shall purchase from New Tanning and New Tanning shall issue and sell to AEA (and/or its designee), on the terms and conditions contained in the Stock Purchase Agreement, 37,269.284 shares of Class B Common Stock of New Tanning (which constitute the AEA Shares which AEA did not purchase at the Closing, and which, taken together with the Initial AEA Shares, shall, when issued, equal 32% of the issued and outstanding shares of common stock of New Tanning) (the "Remaining AEA Shares"). AEA shall have the right to purchase
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such Remaining AEA Shares at such times and in such amounts as it determines
(provided that all such Remaining AEA Shares shall be purchased no later than the four month anniversary of the Closing Date). The aggregate consideration for such Remaining Shares shall equal $3,648,090. Such amount may be paid in the form of cash or accounts receivable or rights to unbilled fees of New Tanning or its predecessor (valued at face in all events). If the Remaining AEA Shares are
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purchased in more than one transaction, such aggregate consideration shall be allocated among purchases as determined by AEA. All references to the AEA Shares in the Stock Purchase Agreement shall be deemed to refer to the Initial AEA Shares and the Remaining AEA Shares.

3.  Conditions to Closing.
    ---------------------

     AEA hereby waives (i) compliance by Stephen Brobst with Section 5.9(d) of the Stock Purchase Agreement, (ii) fulfillment of the condition set forth in
Section 6.3 of the Stock Purchase Agreement as it relates to the Lease Agreement for Richfield Tower at Metropoint between HD Delaware Properties, Inc. and the Company, and (iii) fulfillment of the condition set forth in Section 6.8 of the Stock Purchase Agreement.

     The Tanning Parties hereby waive fulfillment of the condition set forth in
Section 7.6 of the Stock Purchase Agreement.

4.  NexTek.
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     Pursuant to Section 5.2(b) of the Stock Purchase Agreement, except as agreed to in writing by AEA, from the date of the Stock Purchase Agreement to the Closing, the Company and each Subsidiary agreed, and the Tanning Parties agreed to cause the Company and each of the Subsidiaries, not to, inter alia, effect any settlement or resolution of matters relating to NexTek. The Company and each of the Tanning Parties hereby agree that such agreement shall survive the Closing indefinitely.


     Except as expressly modified hereby, all of the terms and provisions of the Stock Purchase Agreement shall remain in full force and effect.
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     Please indicate your agreement with the foregoing by signing below.  This letter agreement may be signed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one instrument.


                              Sincerely,

                              Tanning Technology Group, L.L.C.

                              /s/ Toni Hippeli
                              ------------------------------------

                              By:  Toni Hippeli

                              Title:  Manager

                              /s/ Larry Tanning
                              ------------------------------------
                              Larry Tanning (for himself and on behalf of
                              Courtney Rose Corporation)

                              /s/ Bipin Agarwal
                              ------------------------------------
                              Bipin Agarwal (for himself and on behalf of
                              WinSoft Corporation)

                              /s/ Toni Hippeli
                              ------------------------------------
                              Toni Hippeli (for herself and on behalf of Hippeli Enterprises, Inc.)


                              /s/ Stephen A. Brobst
                              ------------------------------------
                              Stephen Brobst
AGREED AND ACCEPTED:

AEA Tanning Investors Inc.


/s/ Christopher P. Mahan
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By:  Christopher Mahan
Title:  Vice President